PROSPECTUS
July 27, 2009
(Supplemented on May 1, 2010)

Seasons Series Trust
(Class 3 Shares)

•	Real Return Portfolio (formerly, Strategic Fixed Income Portfolio)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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TRUST HIGHLIGHTS

The following questions and answers are designed to give you an overview of Seasons Series Trust (the “Trust”) and to provide you with information about the Trust’s 24 separate investment series, one of which is included in this prospectus (the“Portfolio”) and its investment goals and principal investment strategies. More detailed investment information is provided in the charts, under “More Information About the Portfolio” and the glossary.

Individuals cannot invest in the Portfolio directly. Instead, they participate through a variable annuity contract or variable life policy (collectively, the “Variable Contracts”) offered by life insurance companies (the “Life Insurance Companies”) affiliated with SunAmerica Asset Management Corp., the investment adviser and manager (“SAAMCo” or the “Adviser”). The term “Manager” as used in this prospectus means either SAAMCo or the other registered investment advisers that serve as investment subadvisers (“Subadvisers”) to the Trust, as the case may be.

The Real Return Portfolio is available as a variable investment option under Variable Contracts offered by the Life Insurance Companies.

Q: What is the Portfolio’s investment goal and principal investment strategy?

Q&A

A:	The Portfolio operates as a separate mutual fund, with its own investment goal and principal investment strategy.
A Portfolio’s investment goal and principal investment strategy may be changed without shareholder approval. There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. From time to time, the Portfolio may take temporary defensive positions that is inconsistent with its principal investment strategy to respond to adverse market, economic, political, or other conditions. There is no limit on the Portfolio’s investments in money market securities for temporary defensive purposes. If the Portfolio takes such a temporary defensive position, it may not achieve its investment objectives.

The following chart shows the investment goal and principal investment strategy of the Portfolio.

“Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

Portfolio	Investment Goal	Principal Investment Strategy

Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)	total return that equals or exceeds the rate of inflation over the long term, consistent with prudent investment management	investing, under normal circumstances, primarily in inflation-adjusted debt securities including inflation-indexed bonds issued by the U.S. Treasury and inflation-indexed securities issued by other entities such as U.S. and foreign corporations and foreign governments

As part of its investment strategy, the Real Return Portfolio may also invest in debt securities that are not inflation-indexed and derivative instruments, such as forwards, futures contracts or swap agreements in an effort to enhance returns, provide inflation hedges or foreign currency hedges, increase market exposure and investment flexibility, or to adjust exposures.

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Q:	What are the principal risks of investing in the Portfolio?

A:	The following section describes the principal risks of the Portfolio. The chart herein also describes various additional risks.

Management Risks

The Real Return Portfolio is subject to the risk that the selection of investments for the Portfolio may not produce the desired result.

Risks of Investing in Inflation-Indexed Securities

The Real Return Portfolio is subject to the risks of investing in inflation-indexed securities. Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the Consumer Price Index (“CPI”) in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected bonds (“TIPS”), even during a period of deflation. However, the current market value of a fixed income security is not guaranteed, and will fluctuate. Inflation-indexed securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

Risks of Investing in Bonds

The Real Return Portfolio invests significantly in bonds. As with any bond fund, the value of your investment in the Real Return Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Portfolio is invested in bonds, movements in the bond market generally may affect its performance. In addition, individual bonds selected for the Portfolio may underperform the market generally.

Risks of Investing Internationally

The Real Return Portfolio may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging market countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

Risks of Investing in Emerging Market Countries

The Real Return Portfolio may invest in issuers in emerging market countries. The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. An emerging market country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle and

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may be more likely to experience political turmoil or rapid changes in economic conditions than developed countries. As a result, these markets are generally more volatile than the markets of developed countries. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade.

Risks of Investing in Derivatives

The Real Return Portfolio is subject to the risks of investing in derivatives. A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in the glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Additional Principal Risks

Finally, shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

Q:	How has the Portfolio performed historically?

A:	The following Risk/Return Bar Chart and Table provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year, and by comparing the Portfolio’s average annual returns with those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar chart and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

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REAL RETURN PORTFOLIO

During the period shown in the bar chart, the highest return for a quarter was 4.20% (quarter ended 9/30/06) and the lowest return for a quarter was −10.56% (quarter ended 12/31/08). As of the most recent calendar quarter ended 12/31/09 the year-to-date return was 24.84%.

Average Annual Total Returns	Past	Return Since
(as of the calendar year ended December 31, 2008)	One Year	Inception[8]
Real Return Portfolio	−15.37%	−0.99%

Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD)[1]	−0.01%	3.35%

Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index[2]	−2.43%	2.98%

Barclays Capital U.S. Aggregate Index[3]	5.24%	4.62%

J.P. Morgan Emerging Market Bond Index Plus[4]	−9.70%	4.19%[9]

Merrill Lynch High Yield Master II Index[5]	−26.39%	−4.07%[9]

Citigroup Mortgage-backed Securities Index[6]	8.49%	6.05%[9]

Blended Benchmark Index[7]	−9.80%	2.12%[9]

Effective December 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc as manager of a component of the Portfolio. Effective December 1, 2009, Wellington Management Company, LLP (“Wellington Management”) replaced AIG Global Investment Corp. as manager of a component of the former Strategic Fixed Income Portfolio. Effective, January 19, 2010, Wellington Management became the sole manager of the Portfolio by replacing Franklin Advisors, Inc. and Western Asset Management Company.

*	Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
[1]	Effective January 19, 2010, the Portfolio selected the Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) for performance comparisons. The change was made from the Barclays Capital U.S. Aggregate Index to the Barclays Capital World Government Inflation-Linked 1-10 Year Bond Index (Hedged to USD) because the new index will be more representative of the Portfolio’s investment strategy. The Barclays Capital World Government Inflation Linked 1-10 year Index (Hedged) measures the performance of the major government inflation-linked bond markets. This index includes securities with maturities greater than one year but less than 10 years and is hedged to the US Dollar.
[2]	Effective January 19, 2010, the Portfolio selected the Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index for performance comparisons. The change was made from the Barclays Capital U.S. Aggregate Index to the Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index because the new index will be more representative of the Portfolio’s investment strategy. The Barclays Capital 1-10 Year U.S. Treasury Inflation Protected Securities (TIPS) Index measures the performance of inflation-protected securities issued by the US Treasury with maturities greater than one year but less than 10 years.

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[3]	Prior to January 19, 2010, the Portfolio used the Barclays Capital U.S. Aggregate Index (formerly, Lehman Brothers U.S. Aggregate) Index provides a broad view of performance of the U.S. fixed income market.
[4]	Prior to January 19, 2010, the Portfolio used the J.P. Morgan Emerging Market Bond Index Plus (EMBI+) tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local market instruments.
[5]	Prior to January 19, 2010, the Portfolio used the Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly traded in the U.S. domestic market.
[6]	Prior to January 19, 2010, the Portfolio used the Citigroup Mortgage-backed Securities Index is an index of 30- and 15-year mortgages related securities issued by U.S. government agencies.
[7]	Prior to January 19, 2010, the Portfolio used a Blended Benchmark Index consists of 33.33% J.P. Mortgage Emerging Market Bond Plus Index, 33.33% Merrill Lynch High Yield Master II Index and 33.34% Citigroup Mortgage-backed Securities Index.
[8]	Inception date for Class 3 shares is February 14, 2005.
[9]	Index inception return is from the month end following the inception date.

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EXPENSE SUMMARY

The table below describes the fees and expenses you may pay if you remain invested in the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)*

Real Return
Portfolio(1)
Class 3

Management Fees	0.60%
Service (12b-1) Fees	0.25%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	N/A
Total Annual Portfolio Operating Expenses	1.01%

*	Annual Portfolio Operating Expenses for the Portfolio may be higher or lower than the operating expenses shown, based upon certain factors, including, but not limited to, increases or decreases in a Portfolio’s assets. If the operating expenses are higher, you could pay more than the amount shown in the table if you buy or hold shares of the Portfolio.

(1)	The management fee for the Real Return Portfolio was decreased effective January 19, 2010. The expense information in the table reflects the current fees as if they had been in effect during the entire fiscal year and, therefore, the “Total Annual Portfolio Operating Expenses” shown in the table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Real Return Portfolio Class 3 Shares	$103	$322	$558	$1,236

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MORE INFORMATION ABOUT THE PORTFOLIO

The Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the “Trust Highlights.” The following chart summarizes information about the Portfolio’s investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase. You should consider your ability to assume the risks involved before investing in the Portfolio through the various Variable Contracts.

Seasons Portfolios

Real Return Portfolio (formerly, the Strategic Fixed Income Portfolio)

What are the Portfolio’s principal investments?	• Inflation-adjusted debt securities:
  – U.S. Treasury inflation-indexed securities
  – Foreign government and foreign government agency inflation-indexed securities
  – Emerging market inflation-indexed securities
– Corporate inflation-indexed securities

What other types of investments may the Portfolio significantly invest in?	• Debt securities that are not inflation-indexed
• Derivatives instruments:
  – forward contracts, including TIPS and U.S. Treasury bond forwards and forward foreign currency exchange contracts
  – futures contracts
  – swap agreements such as inflation swaps, index, interest rate, mortgage and total return swaps, caps, floors and collars
– inflation-linked structured finance securities

What other types of investments may the Portfolio use as part of efficient portfolio management or to enhance return?	– U.S. government securities
  – Corporate debt instruments
  – Inflation-adjusted debt securities
    – U.S. Government agency and instrumentalities inflation-indexed securities
  – Hybrid instruments
  – Sovereign and supranational securities
  – Repurchase and reverse repurchase agreements
  – Short-term investments
– Defensive instruments

What risks normally affect the Portfolio?	• Active trading
• Concentration
• Credit quality
• Currency volatility
• Derivatives
• Emerging markets
• Foreign exposure
• Hedging
• Inflation-indexed securities risk
• Interest rate fluctuations
• Issuer risk
• Repurchase agreements
• Risk of investing in money market securities
• Risk of variation of return
• Securities selection
• U.S. government obligations

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GLOSSARY

Investment Terminology

Defensive instruments include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.

A derivative is a financial instrument, such as an option or futures contract, whose value is based on the performance of an underlying asset or an external benchmark, such as the price of a specified securities are an index.

Fixed income securities (debt securities) are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a senior fixed income security is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

•	U.S. government securities are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. The Portfolio’s investment in U.S. Government securities may include investments in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Portfolio itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.

•	Corporate debt instruments (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

Foreign securities are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts (ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Certain companies based outside the United States may not be considered foreign securities if their operations are linked primarily to the United States. In general, the Manager may not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be foreign securities. An emerging market country is generally one with a low or middle income economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Manager.

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Forward commitments are contracts to purchase or sell securities at a fixed price with delivery and cash settlement to occur at a future date beyond normal settlement time. At the time that the Portfolio enters into a forward commitment to sell a security, the Portfolio may not hold that security. The Portfolio may also dispose of or renegotiate a commitment prior to settlement. At settlement, the value of the securities may be more or less than the purchase price.

Forward foreign currency exchange contracts involve bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date the contract is entered into). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Hybrid instruments, such as indexed or structured securities, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

Index swaps involve the exchange of value based on changes in an index, such as the CPI, that could provide inflation protection or provide a hedge to such inflation-indexed securities.

Inflation-indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. The principal of these instruments is adjusted based upon changes to the index or designated measure of inflation. Because the principal amount may increase or decrease, the interest received also will vary with adjustments to the principal amount. Inflation-indexed securities may be issued or guaranteed by the U.S. Treasury and U.S. Government agencies, foreign governments and foreign government agencies, and private corporations or entities.

Interest rate swaps, mortgage swaps, caps, floors and collars. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of interest payments is based, is tied to a reference pool or pools of mortgages.

A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. Certain Portfolios may sell covered call and put options and purchase put and call options on any securities in which the Portfolios may invest or on any securities index consisting of securities in which it may invest. The Portfolio may also, to the extent consistent with its investment policies, purchase and sell put and call options on foreign currencies.

Short-term investments include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers’ acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

Total return swaps are contracts under which one party agrees to make payments of the total return from the underlying asset during the specified period.

Risk Terminology

Active trading:  A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, for the Portfolio. In addition, because the Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide the Portfolio’s portfolio turnover rate for each fiscal year in the past five years or since inception.

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Asset-backed securities:  Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. The value of the Portfolio’s asset-backed securities may be affected by, among other things, changes in: interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements, or the market’s assessment of the quality of underlying assets.

Asset-backed securities can have a fixed or an adjustable rate. Most asset-backed securities are subject to prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Portfolio to have to reinvest the money received in securities that have lower yields. In addition, the impact of prepayments on the value of asset-backed securities may be difficult to predict and may result in greater volatility. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates.

Concentration:  The Portfolio concentrates its investments in assets in a particular industry. Therefore, the Portfolio is more sensitive to factors affecting that industry, such as changes in the regulatory or competitive environment or in investor perceptions regarding an industry. This means that the value of the Portfolio is subject to greater volatility than a portfolio that invests in a broader range of companies and industries.

Credit quality:  The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with lowered ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

Currency volatility:  The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar denominated securities.

Derivatives:  A derivative is any financial instrument whose value is based on, and determined by, another security, currency, index or benchmark (e.g., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed “over the counter” markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as described in this glossary. To the extent a forward, option or futures contract is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

Foreign exposure:  Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Hedging:  A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Hedging also involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected,

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in which case any losses on the instruments being hedged may not be reduced. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Inflation-indexed securities risk:  Inflation indexed securities are debt instruments whose principal is indexed to an official or designated measure of inflation, such as the CPI in the United States. Inflation-indexed securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Inflation-indexed securities are sensitive to changes in the real interest rates, which is the nominal interest rate minus the expected rate of inflation. The price of an inflation-indexed security will increase if real interest rates decline, and decrease if real interest rates increase. If the interest rate rises for reasons other than inflation, the value of such instruments can be negatively impacted. Interest income will vary depending on changes to the principal amount of the security. For U.S. tax purposes, both interest payments and inflation adjustments to principal are treated as interest income subject to taxation when received or accrued, and inflation adjustments to principal are subject to taxation when the adjustment is made and not when the instrument matures.

Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of a fixed income security is not guaranteed, and will fluctuate. Inflation-indexed securities, other than TIPS, may not provide a similar guarantee and may be supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

Interest rate fluctuations:  Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise, the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

Issuer risk:  The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Repurchase agreements:  Repurchase agreements are agreements in which the seller of a security to the Portfolio agrees to repurchase that security from the Portfolio at a mutually agreed upon price and date. Repurchase agreements carry the risk that the counterparty may not fulfill its obligations under the agreement. This could cause the Portfolio’s income and the value of your investment in the Portfolio to decline.

Risks of investing in money market securities:  An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Risk of variation of return:  The amount of return accrued by the Portfolio on a daily basis generally depends on the amount of income and/or dividends received by the Portfolio on the securities it holds and can vary from day to day. If the income and/or dividends a Portfolio receives from its investments decline, the Portfolio may not be able to accrue a positive return or may have to record a reduction in the value of its shares.

Securities selection:  A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

U.S. government obligations:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; they may be supported only by

13	Seasons Series Trust

the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Furthermore, the value of FNMA and the FHLMC securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas where the FNMA and FHLMC could offer loans and to extend credit to FNMA and FHLMC through emergency funds and the purchase of the entities’ stock. More recently, in September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the FNMA and FHLMC is unclear. In addition, FNMA and FHLMC each has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

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MANAGEMENT

Investment Adviser and Manager

SunAmerica Asset Management Corp. SAAMCo serves as investment adviser and manager for all the Portfolio. SAAMCo selects the Subadviser for the Portfolio, provides various administrative services and supervises the daily business affairs of the Portfolio.

SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, was organized in 1982 as a corporation under the laws of the State of Delaware, and managed, advised or administered assets in excess of $31.6 billion as of March 31, 2009. SAAMCo is a wholly-owned subsidiary of SunAmerica Annuity and Life Assurance Company. SAAMCo is engaged in providing investment advice and management services to the Trust, other mutual funds and pension funds. In addition to serving as adviser to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc., SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Specialty Series, VALIC Company I and VALIC Company II.

A discussion regarding the basis for the Board of Trustees’ (the “Board”) approval of the investment advisory contract of the Portfolio is available in the annual or semi-annual shareholder reports.

For the fiscal year ended March 31, 2009 the Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

Portfolio	Fee

Real Return Portfolio*	0.80%

*	Effective January 19, 2010, a new management fee schedule was adopted with an effective fee rate of 0.60% based on the Portfolio’s average net assets.

SAAMCo compensates the Subadviser out of the fees that it receives from the Portfolio. SAAMCo may terminate any agreement with the Subadviser without shareholder approval. Moreover, SAAMCo has received an exemptive order from the Securities and Exchange Commission (“SEC”) that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with the Subadviser that has no affiliation with SAAMCo (“unaffiliated Subadvisers”) approved by the Board without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a Subadviser agreement. Shareholders of the Portfolio have the right to terminate an agreement with the Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of the Portfolio. Shareholders will be notified of any Subadviser change. The order also permits the Trust to disclose to shareholders the Subadviser fees only in the aggregate for the Portfolio. The Subadviser is unaffiliated with SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the Subadviser fees. These fees do not increase Portfolio expenses.

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Information about the Subadviser

Real Return Portfolio

Wellington Management Company, LLP. (Wellington Management) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management or its predecessor organizations have provided investment advisory services for over 70 years. As of September 30, 2009, Wellington Management had investment management authority with respect to approximately $506 billion in assets. The firm-wide assets do not include agency mortgaged-backed security pass-through accounts managed for the Federal Reserve.

The Real Return Portfolio is managed by Lindsay Thrift Politi. Ms. Politi is a Vice President and Fixed Income Portfolio Manager of Wellington Management and has served as the Portfolio Manager for the Real Return Portfolio since January 2010. Ms. Politi joined Wellington Management as an investment professional in 2000, became a fixed income portfolio manager in 2006, and a Vice President in 2008.

The Statement of Additional Information provides information regarding the portfolio manager listed above, including other accounts she manages, her ownership interest in the Portfolio that she serves as portfolio manager, and the structure and method used by the Subadviser to determine her compensation.

Custodian, Transfer and Dividend Paying Agent

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust’s assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

Payments in Connection with Distribution

Certain affiliated life insurance companies receive financial support from SAAMCo and certain Subadvisers for distribution-related activities, including payments to help offset costs for training to support sales of the Portfolio, as well as, occasional gifts, entertainment or other compensation as incentives. Payments may be derived from investment management fees received by the Adviser or Subadviser.

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ACCOUNT INFORMATION

Shares of the Portfolio are not offered directly to the public. Instead, shares of the Portfolio are issued and redeemed only in connection with investments in and payments made under Variable Contracts offered by the Life Insurance Companies. The term “Manager” as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by “Separate Accounts” of the Life Insurance Companies. If you would like to invest in the Portfolio, you must purchase a Variable Contract from one of the Life Insurance Companies. Class 3 shares of the Portfolio, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus.

You should also be aware that the Variable Contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract, including information on fees and expenses of the Contract, and the Portfolio available to you in the prospectus that offers the contract, which accompanies this Prospectus.

The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the Life Insurance Companies. Nevertheless, the Trust’s Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

Service Fees

Class 3 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the Life Insurance Companies for costs associated with servicing such class of shares, including the cost of reimbursing the Life Insurance Companies for expenditures made to financial intermediaries for providing services to contract holders of the Variable Contracts who are the indirect beneficial owners of the Portfolio’s Class 3 shares. Because these service fees are paid out of the Portfolio’s Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Transaction Policies

Valuation of shares. The net asset value per share (“NAV”) for the Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class’s outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio’s shares may change on days when you will not be able to purchase or redeem your shares.

Securities for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust’s Board, the market quotations are determined to be unreliable.

Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved and periodically revised by the Board. There is no single standard for making fair value determinations, which may result in the use of prices that vary from those used by other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, the Portfolio will use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio’s shares, and the Portfolio may determine that

17	Seasons Series Trust

certain closing prices are unreliable. This determination will be based on a review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Buy and sell shares. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges. However, as discussed above, the shares are subject to service fees pursuant to a 12b-1 plan.

Execution of requests. The Trust is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust accepts the request. If the Trust receives the order before the Trust’s close of business (generally 4:00 p.m., Eastern time), the order will receive that day’s closing price. If the Trust receives the order after that time, it will receive the next business day’s closing price.

During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividend Policies and Taxes

Distributions. The Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions. The dividends and distributions will be reinvested automatically in additional shares of the Portfolio and share class on which they were paid.

Taxes. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. So long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

The Portfolio which receives dividend income from U.S. sources will annually designate certain amounts of its dividends paid as eligible for the dividends received deduction, and the Portfolio incurring foreign taxes will elect to pass-through allowable foreign tax credits. These designations and elections will benefit the Life Insurance Companies, in potentially material amounts, and will not beneficially or adversely affect you or the Portfolio. The benefits to the Life Insurance Companies will not be passed to you or the Portfolio.

The Portfolio further intends to meet certain additional diversification and investor control requirements that apply to regulated investment companies that underlie Variable Contracts. If the Portfolio were to fail to qualify as a regulated investment company or were to fail to comply with the additional diversification or investor control requirements, Separate Accounts invested in the Portfolio may not be treated as an annuity, endowment, or life insurance contracts for federal income tax purposes, and income and gains earned inside the Separate Accounts would be taxed currently to policyholders and would remain taxable in future years, even if the Portfolio were to become adequately diversified in the future.

Frequent Purchases and Redemptions of Shares

The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as frequent short-term trading (“market timing”) vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board has adopted policies and procedures with respect to market timing activity as discussed below.

The Trust believes that market timing activity is not in the best interest of the Portfolio’s performance or its participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio’s expenses through: increased brokerage, transaction and administrative costs; forced and unplanned

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portfolio turnover; and large asset swings that decrease the Portfolio’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.

Since the Portfolio may invest significantly in foreign securities, it may be particularly vulnerable to market timing. Market timing in a Portfolio investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which the Portfolio’s international portfolio securities trade and the time as of which the Portfolio’s net asset value is calculated. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by the Portfolio. One of the objectives of the Trust’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “Transaction Policies — Valuation of Shares”).

Shares of the Portfolio are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board’s policy is that the Portfolio must rely on the insurance company separate account to both monitor market timing within a Portfolio and attempt to prevent it through their own policies and procedures. The Trust has entered into agreements with the Separate Accounts that require the Separate Accounts to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent traders. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity’s market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.

Any restrictions or limitations imposed by the Separate Accounts may differ from those imposed by the Trust. Please review your Variable Contract prospectus for more information regarding the insurance company’s market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.

Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Portfolio’s securities are described in the Statement of Additional Information.

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FINANCIAL HIGHLIGHTS

The following Financial Highlights tables for shares of the Portfolio are intended to help you understand the Portfolio’s financial performance for the past 5 years (or for periods since the commencement of operations). Certain information reflects financial results for a single Class 3 Portfolio share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a share of each Portfolio (assuming reinvestment of all dividends and distributions). Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. The Financial Highlights information set forth below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Trust’s annual report to shareholders, which is available upon request.

													Ratio of
					Dividends	Dividends		Net		Net			net
	Net Asset	Net	Net realized		declared	from net		Asset		Assets	Ratio of		investment
	Value	investment	& unrealized	Total from	from net	realized		Value		end of	expenses to		income to
Period	beginning	income	gain (loss) on	investment	investment	gain on	Total	end of	Total	period	average		average		Portfolio
ended	of period	(loss)*	investments	operations	income	investments	distributions	period	Return**	(000’s)	net assets		net assets		turnover

Real Return Portfolio Class 3 (formerly, Strategic Fixed Income Portfolio)

02/14/05- 03/31/05†	$10.00	$0.04	$(0.38)	$(0.34)	$—	$—	$—	$9.66	(3.40)%	$17,193	1.55	%#(1)	3.59	%#(1)	5%
03/31/06	9.66	0.48	0.23	0.71	(0.29)	(0.01)	(0.30)	10.07	7.45	48,116	1.47	(1)	4.59	(1)(2)	42
03/31/07	10.07	0.52	0.29	0.81	(0.38)	(0.01)	(0.39)	10.49	8.07	97,104	1.21	(2)	5.21	(2)	91
03/31/08	10.49	0.57	(0.59)	(0.02)	(0.53)	(0.06)	(0.59)	9.88	(0.29)	130,564	1.26	(2)	5.59	(2)	102
03/31/09	9.88	0.57	(1.80)	(1.23)	(0.61)	—	(0.61)	8.04	(12.14)	113,134	1.21		6.35		102

*	Calculated based upon average shares outstanding
**	Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies. If such expenses had been included, total return would have been lower for each period presented. Total return does include expense reimbursement and reductions.
#	Annualized
†	Commencement of Operations
(1)	Net of the following expense reimbursements, waivers and (recoupments) (based on average net assets):

	03/31/05	03/31/06

Real Return Portfolio Class 3	1.41%	(0.09)%

(2)	Gross of Custody Credits of 0.01%

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FOR MORE INFORMATION

The following documents contain more information about the Portfolio and are available free of charge upon request:

Annual/Semi-annual Reports.  Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio’s performance for the most recently completed fiscal year.

Statement of Additional Information (SAI).  Contains additional information about the Portfolio’s policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

The Trust’s Annual/Semi-annual Reports and SAI are not available online as the Trust does not have its own website. You may obtain copies of these documents or ask questions about the Portfolio by contacting:

SunAmerica Annuity and Life Assurance Company
Annuity Service Center
P.O. Box 54299
Los Angeles, California 90054-0299
1-800-445-7862

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission’s web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
File No. 811-07725

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